NEW ENGLAND LIFE INSURANCE COMPANY

New England Variable Life Separate Account

Supplement dated October 10, 2025 to the

Prospectus, as supplemented, dated April 28, 2008

Zenith Survivorship Life 2002

This supplement describes information about the variable life insurance policy listed above issued by New England Life Insurance Company (“we” or “us”).

Please use the following telephone number to request, free of charge, a copy of the prospectus, as supplemented, and statement of additional information, to request information about the Eligible Funds, and for policy transactions and inquiries: (800) 943-4377.

The effective date is October 17, 2025, and we will continue to accept requests and inquiries at the old telephone number until 7:00 p.m. Eastern Time on November 17, 2025.

This change does not affect any of your contractual provisions. All rights and benefits you have with your policy remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE